UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 20, 2009

SINOCOM PHARMACEUTICAL, INC

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53213	26-1188540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3, 21/F, Far East Consortium Building 121 Des Voeux Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  011-852- 2159-7863

4807 S. Zang Way,

Morrison, Co 80465

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED “DESCRIPTION OF BUSINESS,” “RISK FACTORS,” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING “ANTICIPATES,” “BELIEVES,” “CAN,” “CONTINUE,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “SHOULD” OR “WILL” OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER “RISK FACTORS” OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY’S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

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CURRENT REPORT ON FORM 8-K

TIGER ACQUISITIONS, INC.

TABLE OF CONTENTS

Page

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

1

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

1

SHARE EXCHANGE

1

DESCRIPTION OF THE COMPANY

3

DESCRIPTION OF OUR BUSINESS

4

FINANCIAL INFORMATION

19

PROPERTIES

21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

21

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

23

EXECUTIVE COMPENSATION

25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE  26

LEGAL PROCEEDINGS

27

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

27

RECENT SALES OF UNREGISTERED SECURITIES

27

DESCRIPTION OF SECURITIES

28

INDEMNIFICATION OF DIRECTORS AND OFFICERS

28

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

29

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

29

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS  29

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

29

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

29

SIGNATURES

30

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EXPLANATORY NOTE: This Report on Form 8K/A is being filed for the purpose of updating financial statements which were filed as exhibits to the Registrant’s Report on Form 8K which was dated February 20, 2009, and was filed with the SEC on the same date (the “Original Filing”). The Original Filing included audited consolidated financial statements of Rolling Rhine Holdings, Ltd., a British Virgin Island corporation, a business acquired by the Registrant, for the fiscal years ended December 31, 2007 and 2006, and unaudited consolidated financial statements of Rolling Rhine Holdings, Ltd., for the nine month periods ended September 30, 2008 and 2007.  This Report on Form 8K/A includes audited consolidated financial statements of Rolling Rhine Holdings, Ltd., for the fiscal years ended December 31, 2008 and 2007.  The Original Filing also included Pro Forma Consolidated Financial Statements of the Registrant (formerly known as Tiger Acquisitions, Inc.) and Rolling Rhine Holdings, Ltd., as of the fiscal year ended December 31, 2007 and as of the nine month period ended September 30, 2008.  This Report on Form 8K/A includes Pro Forma Consolidated Financial Statements of the Registrant and Rolling Rhine Holdings, Ltd., as of the fiscal years ended December 31, 2008 and 2007.  In this report on Form 8K/A, the disclosures in Item 2.01 under the heading “Financial Information – Management Discussion and Analysis and Results of Operation” has been updated to include a comparison of the results of operation for the fiscal year ended December 31, 2008 as compared to the fiscal year ended December 31, 2007.

Except as specifically noted above, this Report on Form 8K/A does not amend or modify other items or disclosures in the Original Filing, and does purport to provide a general update or discussion of any other developments subsequent to the Original Filing.

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2009, Tiger Acquisitions, Inc., (the “Registrant”), a Nevada corporation, entered into a Share Exchange Agreement (the “Exchange Agreement”) with Rolling Rhine Holdings, Ltd., (“Rolling Rhine”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholders of Rolling Rhine (the “Shareholders”).  Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in Rolling Rhine to the Registrant in exchange for the issuance of an aggregate of 67,131,660 shares of the Registrant’s common stock to the Shareholders, thereby causing Rolling Rhine and its wholly-owned subsidiaries, China Zhongxi Yao Group Limited, (“China Zhongxi”), a company incorporated under the laws of Hong Kong, and Anqing Zhongxi Yao, Ltd. (“Anqing Zhongxi”), a corporation incorporated under the laws of the People’s Republic of China (“PRC”) to become wholly-owned subsidiaries of the Registrant (the “Share Exchange”).

As of the date of the execution of the Exchange Agreement, there were no material relationships between the Company or any of its affiliates and Rolling Rhine, other than in respect of the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SHARE EXCHANGE

The Share Exchange

As discussed in Item 1.01, on January 20, 2009, the Registrant entered into the Exchange Agreement with Rolling Rhine and the Shareholders. Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer a total of 300,000 shares of Rolling Rhine, representing all of the issued and outstanding shares of common stock in Rolling Rhine, to the Registrant in exchange for the issuance of an aggregate of 67,131,660 shares of the Registrant’s common stock to the Shareholders, thereby causing Rolling Rhine and its wholly-owned subsidiaries, China Zhongxi and Anqing Zhongxi to become wholly-owned subsidiaries of the Registrant.

Upon the closing of the Share Exchange on February 20, 2009, the Shareholders of Rolling Rhine delivered 300,000 shares of common stock of Rolling Rhine, representing all of its issued and outstanding common stock, to the Registrant in exchange for 67,131,660 shares of common stock of the Registrant. Following completion of the Share Exchange, the Registrant has a total of 71,416,660 shares issued and outstanding, and Rolling Rhine, and its subsidiaries, China Zhongxi and Anqing Zhongxi, are wholly-owned subsidiaries of the Registrant.

Prior to closing of the Share Exchange, the Registrant had a total of 4,285,000 shares of its common stock issued and outstanding.  Pursuant to the terms of the Exchange Agreement, at closing, the Shareholders received an aggregate of 67,131,660 shares of the Registrant’s common stock, or approximately 223.77 shares of the Registrant’s common stock in exchange for each issued and outstanding share of common stock of Rolling Rhine.  As a result, following closing of the Share Exchange, the Registrant has a total of 71,416,660 issued and outstanding shares, of which 67,131,660 shares, or 94%, are owned by the Shareholders.

The shares of the Registrant’s common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon the exemption from registration provided by Regulation S of the Securities Act.  These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.  Certificates representing these shares contain a legend stating the same.

As of the date of the closing of the Exchange Agreement, there were no material relationships between the Company or Rolling Rhine, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Changes Resulting from the Share Exchange

At this time, the Registrant intends to carry on the business of Rolling Rhine’s subsidiary, Anqing Zhongxi as its sole line of business. Anqing Zhongxi is a leading Traditional Chinese Medicine (TCM) pharmaceutical company which acts as a wholesale distributor of pharmaceutical products on behalf of various manufacturers, and which grows and sells natural herbs. The Registrant has relocated its executive offices to Room 3, 21/F, Far East Consortium Building, 121 Des Voeux Road, Central, Hong Kong, and changed its telephone number to +852 21597863.

Changes to the Board of Directors and Officers

Pursuant to the terms of the Exchange Agreement, upon closing of the Share Exchange Chi Kwong WAN was appointed as a director of the Registrant to serve with Jay Lutsky, who was previously the sole director.  In addition, all of the former officers of the Company resigned and the following persons were appointed as officers of the Registrant: XueXiang AI as Chief Executive Officer, Tuck Wing PANG as Chief Financial Officer of the Registrant. Subsequent to closing of the Share Exchange and following compliance with the provisions of SEC Rule 14f-1, it is anticipated that Jay Lutsky will resign as a director and be replaced by one or more persons designated by Rolling Rhine.  All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board of directors.

Accounting Treatment; Change of Control

The Share Exchange is being accounted for as a “reverse merger,” since the stockholders of Rolling Rhine own a majority of the outstanding shares of the Registrant’s common stock immediately following the Share Exchange.  Rolling Rhine is deemed to be the accounting acquirer in the reverse merger.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Rolling Rhine’s operating subsidiary, Anqing Zhongxi, and will be recorded at the historical cost basis of Anqing Zhongxi.  After completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of the Registrant and Rolling Rhine’s subsidiary Anqing Zhongxi, the historical operations of Anqing Zhongxi, and the operations of the Registrant and its subsidiaries from the closing date of the Share Exchange.  No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Registrant’s board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.  Further, as a result of the issuance of the shares of the Registrant’s common stock pursuant to the Share Exchange, a change in control of the Registrant occurred on the date of consummation of the Share Exchange.

DESCRIPTION OF THE COMPANY

As used in this Current Report on Form 8-K, all references hereinafter to the “Registrant,” the “Company,” “we,” “our” and “us” for periods prior to the closing of the Share Exchange refer to Tiger Acquisitions, Inc., and for periods subsequent to the closing of the Share Exchange refer to Tiger Acquisitions, Inc., and its subsidiaries, Rolling Rhine, China Zhongxi, and Anqing Zhongxi.

Corporate Structure

Tiger Acquisitions, Inc. was incorporated in the State of Nevada on September 13, 2007. The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation.

Prior to the completion of the Share Exchange with Rolling Rhine discussed above, the Registrant was a shell company as defined in Rule 12b-2 under the Securities Act of 1933, having no or nominal business operations, employees, or assets.

As a result of the Share Exchange described in this Item 2.01, Rolling Rhine and its wholly-owned subsidiaries, China Zhongxi and Anqing Zhongxi, became wholly-owned subsidiaries of the Registrant. Rolling Rhine was incorporated in December, 2007, under the laws of the British Virgin Islands as a holding company, for the purposes of owning 100% of the capital stock of China Zhongxi. In December, 2007, Rolling Rhine formed China Zhongxi under the laws of Hong Kong for the purpose of owing 100% of the capital stock of Anqing Zhongxi, a corporation formed in December, 1997, under the laws of the PRC. Anqing Zhongxi is a leading Traditional Chinese Medicine (TCM) pharmaceutical company which acts as a wholesale distributor of pharmaceutical products and which grows and sells natural herbs. Through the closing of the Share Exchange, the Registrant succeeded to the business of Anqing Zhongxi as its sole line of business. Anqing Zhongxi is based in Anqing City, Anhui Province, PRC.

The Chart below depicts the corporate structure of the Registrant as of the date of this 8-K.  The Registrant owns 100% of the capital stock of Rolling Rhine and has no other direct subsidiaries.  Rolling Rhine owns 100% of the capital stock of China Zhongxi and has no other direct subsidiaries. China Zhongxi owns 100% of the capital stock of Anqing Zhongxi and has no other subsidiaries.

Tiger Acquisitions, Inc. A Nevada Corporation

↓ 100%

Rolling Rhine Holdings, Ltd. A British Virgin Islands Corporation

↓ 100%

China Zhongxi Yao Group Limited A Hong Kong Corporation

↓ 100%

Anqing Zhongxi Yao, Ltd, A PRC Corporation

DESCRIPTION OF OUR BUSINESS

Company Overview

The Registrant does not directly carry on any business operations.  As a result of the Share Exchange, all of the Registrant’s business operations are conducted through its wholly-owned subsidiary, Anqing Zhongxi. Anqing Zhongxi is located at Anqing City, Anhui Province, in southeast of PRC.  Anqing Zhongxi is a leading Traditional Chinese Medicine (TCM) pharmaceutical company which acts as a wholesale of pharmaceutical products and which grows and sells natural herbs. Anqing Zhongxi has an extensive sales and marketing network which currently covers 8 provinces within the Peoples Republic of China which represent approximately 40% of the population of the PRC. The Registrant’s new contact information is as follows:

Tiger Acquisitions, Inc.

Room 3, 21/F, Far East Consortium Building,

121 Des Voeux Road,

Central, Hong Kong

Telephone: +852 21597863

Background and History

Anqing Zhongxi Yao Company Limited is a PRC corporation which was formed and commenced operations in December, 1997.  In January, 2005, following amendment of PRC laws to permit foreign ownership of pharmaceutical companies, Mr. Chi Kwong Wan, entered into a preliminary agreement with the then shareholders of Anqing Zhongxi, which was subject to and contingent upon PRC government approval of the transfer, to acquire the entire equity interest in the company through his 100% owned BVI company, Full King International Investment Group Limited.  The PRC government approved the transfer of ownership of Anqing Zhongxi to Full King International Investment Group Limited on March 13, 2006.

China Zhongxi Yao Group, a Hong Kong corporation, was formed on July 22, 2008 by Mr. Chi Kwong Wan.  On October 9, 2008, he caused Full King International Investment Group Limited to transfer its 100% of Anqing Zhongxi to China Zhongxi.

Rolling Rhine Holdings Limited, a BVI corporation, was formed on December 13, 2007, by Mr. Chi Kwong Wan.  On November 3, 2008, he transferred his ownership interest in China Zhongxi to Rolling Rhine Holdings.   On the same day, shares of Rolling Rhine were issued or transferred to other investors, with Mr. Chi Kwong Wan, retaining 51% ownership of Rolling Rhine.

Current Operations

Anqing Zhongxi is a leading PRC pharmaceutical company which grows and sells natural herbs and which sells a wide variety of third party TCM (Traditional Chinese Medicine) formulated products and western medicines. The pharmaceutical products, which include both over-the-counter and prescription products, are sold in direct channels to hospitals, medical clinics and drug stores, as well as in indirect channels to other distributors. The herbs are sold in unprocessed form and are sold to customers in bulk.  None of the sales of pharmaceutical products or herbs are made directly to retail customers.

Anqing Zhongxi currently receives approximately 85% of its annual revenues from sales of pharmaceutical products and approximately 15% of its annual revenues from growing and selling natural herbs. The following table represents revenues realized from the sale of pharmaceutical products and sales of herbs for the periods indicated:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Pharmaceutical Products	$ 62,855,375	$ 59,169,530
Herbs	$ 11,336,823	$ 10,032,151
TOTAL SALES	$ 74,192,198	$ 69,201,680

Pharmaceutical Products

We currently act as a distributor of a wide variety of third party TCM formulated products and western medicines on behalf of over 500 manufacturers or suppliers.  The pharmaceutical products include both over-the-counter and prescription pharmaceuticals, as well as certain items of medical apparatus such as syringes and hospital trays.  We do not manufacture or produce any of the products we distribute. The manufacturer or each of the pharmaceutical products we distribute must follow procedures established by China’s State Food and Drug Administration (“SFDA”) in order to obtain approval for manufacture or distribution of its products in the PRC.

Historically, TCM consisted primarily of mixtures of dried herbs and, in some cases, animal parts and minerals. These mixtures would be boiled and simmered at home to create a medicinal tea or soup. These liquid concoctions were inconvenient to prepare and take, and their dosage and quality were inconsistent due to varied methods of preparation and differences in the quality of ingredients. Despite these characteristics, we believe that consumers in China perceive TCM products to have a superior safety profile compared to western pharmaceuticals and to be more effective in treating chronic and frequently occurring illnesses. In recent decades, Chinese pharmaceutical manufacturers have applied modern production technologies to produce TCM formulated products with consistent quality and in a variety of forms such as tablets, capsules and powders, which we refer to as modernized TCM.

The following table summarizes the principal pharmaceutical products which we currently market and the medical uses of those products:

NAME	USES
Lingzhi

Beneficial for rejuvenating the immune system, protecting liver, heart & blood vessels, reducing cholesterol & blood sugar & improving blood circulation.

Anti-tumor effect & beneficial in preventing cerebral haemorrhage & cardiopathy

Ampillin	Antibiotic
Fulin	Treats insomnia & palpitations. Improves spleen function. Used as a diuretic & quality ingredient in food, healthcare & beauty products.
Duanxueliu	Treats various gynecological ailments such as bleeding, hamorrgage, uterine fibroids.
Erythromycin Enteric-coated Tablets	Antibiotic
Compound Sulfamethoxazole	Urinary tract infection and tympanitis. Pneumocystis carinii pneumonia.
Erythromycin Enteric-coated Tablets	Antibiotic
Chuanbei Pipa Tangjiang	Expel wind and relieve cough, Eliminate sputum and disperse lumps.

Herbs

We currently act as a distributor of unprocessed natural herbs which we sell in bulk to our customers. A portion of these herbs are purchased from third parties and a portion are grown on our own plantations located in the central plains of Yuexi County, Anqing City, Anhui Province, PRC, where the climatic and soil conditions are well suited for growing natural herbs.

As at the September 2008, our plantations encompass approximately 11.8 million sq m of arable land. The land where our plantations are located is owned collectively by all farmers living in the surrounding area. The local Villagers’ Committees and local governments enter into leasing agreements with us on behalf of the farmers who own the land collectively and the leasing term for the land ranges from 5 years to 10 years.

The local Villagers' Committee assigns farmers to work on our plantations and we do not directly employ those farmers. We specify the types of natural herbs to be cultivated and the farmers purchase seeds and provide the labor to carry on all cultivating activities, including seeding, sowing, fertilizing, watering and harvesting.  The farmers use only organic fertilizers on our plantations.  No pesticides or chemical fertilizers are used.

The majority of work on the plantations is performed by hand, although machines have been introduced to modernize the plantation process in certain areas.  We provide the farmers with technical assistance and training including cultivation know-how and pickling techniques and we also supervise the plantations to ensure the quality of its output. We purchase the natural herbs from the local farmers after they are harvested at a price which reflects their labor and raw material costs.

The herbs are harvested each year in the fall, which is 4th quarter of the year.  Prior to harvest, our sales team informs customers regarding the schedule for harvesting and the forecast yield and accepts orders in advance. After harvest, the herbs are checked for quality and cleanliness and are then initially stored in our warehouse in the form in which they are harvested.   The herbs are sold to customers in bulk in the form in which they are harvested, and any processing work is subsequently done by the customers.

We manage our inventory of herbs on a first-in-first-out basis.  Accordingly, in our warehouse, the herbs are separated based upon the batch in which they were purchased, and are sold to customers on the same basis.  We maintain a fleet of trucks for delivery of pharmaceutical products, and after the herbs are harvested and stored in our warehouse, we use the same trucks to complete delivery of the herbs to our customers.  In most cases, this allows us to complete delivery of the herbs to our customers within 24 hours after they leave our warehouse.

The following table summarizes the natural herbs which we currently grow and the uses of those herbs in TCM medical uses of those products:

NAME	USES
Fuling

Fungus that grows on pine roots.

•

Treats insomnia & palpitations

•

Improves spleen function

•

Used as a diuretic & quality ingredient in food, healthcare & beauty products.

•

Fuling amylase is also believed to have an anti-tumor effect.

Tianma	• Treats headaches & dizziness, numbness in limbs, epileptic seizures & tetanus. • Often used as a pediatric sedative & also a high quality ingredient in food & healthcare products
Duzhong	• Used in TCM for strengthening bones & muscles • Treatment of hypertension.
Gegen	• Antioxidant believed to be beneficial for dispelling exopathogens. • Commonly used for the treatment of hypertension & coronary heart disease.
Salvia Miltiorrhiza	• Prevent and treat heart conditions and strokes. • May have some activity against human cancer cells and HIV. •
Corydalis

•

Invigorate the blood and alleviate pain, including menstrual, abdominal and hernia.

•

Offers some protection against strokes by lowering heart rates and blood pressure levels.

•

This herb has shown the ability to help insomniacs fall asleep.

•

Chrysanthemum	• Treat reddened and sore eyes. • Reduce the elevated temperature in the body affected by fever, as well as to counter infection, and in detoxifying the body in general. • Alleviate tension headaches

Marketing and Sales

We currently maintain sales offices in 8 provinces in China, which represent approximately 40% of the total population of the country, and all of our sales are currently made within China. Although we currently make more than 80% of our sales in Anhui province, which is our home province, we maintain sales offices in 8 provinces, including Anhui, Hubei, Guangdong, Shaanxi, Fujian, Shanghai, Zhejiang, and Jiangxi.

To build and foster close and long term relationships and to keep abreast of their latest product requirements, the sales staff regularly visit and obtain feedback from our customers as well as hospitals and other medical agencies.

Our marketing and sales personnel are required to meet prescribed sales volumes that are set depending on the designated areas which they are responsible for. Our marketing and sales employees are also responsible for providing our customers with information and updates on our products, taking sales orders, liaising with our customers on their requirements and getting feedback from customers. We own and operate a delivery fleet of trucks to provide delivery service to our customers.

We believe that our marketing and sales team plays a crucial role in securing customers’ confidence in our products because it is the first point of contact between our Company and our customers.  Accordingly, we provide comprehensive training to all our sales employees to equip them with the relevant knowledge and skills necessary to enhance their work performance and technical skills. Training for our marketing and sales personnel covers areas such as basic medical and pharmaceutical knowledge, product knowledge including information on the uses, forms, dosages and curative effects of our pharmaceutical products, market analysis, client identification and negotiation and contract management skills.

In addition to direct sales to customers, the sales offices also participate in tender exercises under the centralized tendering system applicable to non-profit medical organizations (such as public hospitals and clinics) established by county or higher levels of government in the PRC. We supply our products to medical organizations under the centralized tendering system by either directly bidding for the tender and entering into a contract with the relevant medical organization or alternatively, by entering into supply contracts with companies which have successfully tendered for the supply of the products.

Customers

Our current customer base includes hospitals, clinics, pharmacies and distributors. The following table shows the number of customers in each of these categories to which we sold products in 2006, 2007 and 2008:

	2006	2007	2008
Hospitals	696	813	813
Clinics	3,104	3,371	3,371
Pharmacies	1,023	1,053	1,053
Distributors	238	326	326

TOTAL	5,061	5,563	5,563

Sales made to distributors currently account for a majority of our sales.  The following table shows the dollar volume of our sales to each category of customers for 2006, 2007 and 2008:

	2006	2007	2008
Hospitals	$5,419,910	$3,741,085	$4,008,399
Clinics	$9,076,008	$9,603,539	$9,478,372
Pharmacies	$10,128,343	$16,267,316	$13,609,152
Distributors	$44,577,420	$44,580,258	$37,676,899

TOTAL	$69,201,681	$74,192,198	$64,772,822

Competition

In China, distributors of pharmaceutical products are seldom appointed on an exclusive basis because of the large size of the country and the inability of any one distributor to have a large enough sales network to cover every part of the country.  Accordingly, most of the suppliers and manufacturers we represent appoint us on a non-exclusive basis to distribute their products. Although we are not the exclusive distributor for most of the products we sell, we believe we are able to successfully compete in this market is based on several factors including the following:

•

We are one of the largest medical distribution companies in Anhui Province, which is a well known pharmaceutical products trading center in the PRC

•

We have large warehousing facilities equipped with a computer system which allows us to track product shelf life, sales details, customers sales records, etc

•

We maintain a large fleet of delivery trucks

•

We have a strong financial status and are able to maintain adequate inventories which allows us to meet the needs of hospitals, clinics and other customers on a timely basis

•

We are GSP Certified

For customers such as hospitals which require competitive bidding, they normally consider several factors in selecting a distributor for pharmaceutical products including price, company financial status, GSP certification, inventory management systems, the availability of a tracking system (including a drug recall system for products near their expiration date), and references from other customers.  Based on these factors, we believe we are able to maintain a competitive position in the market.

Our competition is mainly in the area of sales of pharmaceutical products to chain pharmacies. In that area, our main competitors are currently Anqing Medical Limited and Shanghai Medical Group.  One competitive advantage we have over these competitors is that they do not have plantations where they grow natural herbs.

Intellectual Property

We do not currently have any patents, trademarks, trade secrets or licenses which we own, use, or rely on in the conduct of our business.

Government Regulation

Regulatory Structure

The Law of the PRC on the Administration of Pharmaceuticals (“Pharmaceuticals Administration Law”), which was promulgated in 1984 and revised in 2001, and the Implementing Regulations of the Law of the PRC on the Administration of Pharmaceuticals (“Implementing Regulations”) which were promulgated in 2002, created the legal framework for the establishment of pharmaceutical manufacturing enterprises and pharmaceutical trading enterprises in the PRC.  The Pharmaceuticals Administration Law also regulates the packaging, trademarks and the advertisement of pharmaceutical products in the PRC.

The State Food & Drug Administration of the PRC (“SFDA”) is the principal supervisory authority in the pharmaceutical industry in the PRC.  It was established in March, 2003, and is responsible for the administrative and technological supervision of the research, production and trading of pharmaceutical products and supervision of the safety management of food, health care products and cosmetic products.

The main responsibilities of the SFDA in connection of the pharmaceutical products and health care products include:

(a)

formulation of the laws and administrative regulations in respect of the management of the pharmaceutical products and health care products and the supervision of the enforcement thereof;

(b)

registration of pharmaceutical products and formulation and revision of the State standards for pharmaceutical products;

(c)

formulation and administration of the classification of the prescription medicines and over-the-counter medicines; and

(d)

formulation, revision and supervision of the enforcement of the quality control regulations in respect of the research, production, trading and use of pharmaceutical products

In order to engage in either the manufacture or distribution of pharmaceutical products in the PRC an enterprise must first obtain the necessary permit from the relevant drug administration authority at the provincial level where the enterprise is located. For pharmaceutical manufacturing, the required permit is the Pharmaceutical Manufacturing Enterprises Permit, and for pharmaceutical distribution, the required permit is the Pharmaceutical Trading Enterprises Permit.  After obtaining the required permit for manufacture or distribution of pharmaceuticals, the enterprise must then obtain a Business License issued by the relevant administrative Bureau of Industry and Commerce.

A qualification permit for manufacture or distribution of pharmaceutical products is effective for a period of 5 years.  A pharmaceutical manufacturing or trading enterprise is required to apply for renewal within six months prior to expiration of the permit and is subject to reassessment by the relevant regulation authorities in accordance with the then prevailing legal and regulatory requirements for purposes of such renewal.

As more fully discussed below, the Company has obtained all necessary permits for the conduct of its business.

In 2005, SFDA adopted regulations regarding registration of pharmaceutical products in the PRC.  All pharmaceutical products must be registered under these registration regulations before they may be manufactured in the PRC or imported from outside the country for sale in the PRC.

Under the registration regulations, provincial drug administration authorities are responsible for conducting an examination for completeness of formalities prior to acceptance of the application and for conducting a site examination. Thereafter, the SFDA is responsible for the technical examination of the pharmaceutical product, and it has the authority and responsibility for issuing the relevant approvals for registration.

Application procedures for registration of pharmaceutical products vary depending upon whether the application relates to a new pharmaceutical product which has not been previously marketed in the PRC, or whether it is a product for which the PRC government has previously established standards in respect of manufacture technique quality and examination method.  A registration application for a new pharmaceutical product requires the support of clinical research.  Applications relating to products for which standards have previously been set do not generally require clinical research except for products in solid form for oral consumption.

All pharmaceutical products distributed by the Company have been properly registered under applicable provincial and SFDA regulations.

Good Supply Practices (“GSP”) Certification

GSP is the abbreviation of Good Supply Practices. It is a set of management procedures and standards regulating the drugs supply chain. GSP covers mainly quality control in the stocking, depositing and sale of pharmaceutical products for pharmaceutical trading enterprises. Standards and management procedures of GSP also include facility requisites, personnel qualifications and responsibilities, regulations and processes for quality control and systems of document management.

GSP was developed for quality management of the drugs supply chain and was promoted by the World Health Organization (“WHO”). Many countries have formulated their own requirements for GSP based on the GSP promoted by WHO. The current GSP regulations in the PRC became effective on July 1, 2000, and all pharmaceutical trading enterprises in the PRC are now required to obtain GSP certification.

PERMITS AND APPROVALS FOR OUR BUSINESS OPERATIONS

The following are the principal permits and approvals which have been obtained by our Group for the purposes of our business and operations:

Permit/Approval	Validity Period	Holder	Issuing Authority
Pharmaceutical Trading Enterprise Permit	1 January 2005 to 31 December 2009	Anqing Pharmaceutical	Anhui Province Food & Drugs Administration
Pharmaceutical Equipment Trading Enterprise Permit	29 March 2006 to 28 March 2011	Anqing Pharmaceutial	Anhui Province Food & Drugs Administration
GSP Certificate	3 September 2008 to 2 September 2013	Anqing Pharmaceutical	Anhui Province Drugs Administration

Renewal procedures for the permits and the approvals will be generally carried out between one to six months prior to the expiry of the validity period.

Employees

As of December 31, 2008 we had a total of 155 employees. The following table sets forth the number of our employees categorized by function as of that date:

FUNCTION	NUMBER OF EMPLOYEES
CEO Office	6
Quality Control	6
Transportation	12
Sales	60
Logistics	6
Warehouse	42
Finance	12
Administrative/Office	6
Purchasing	5
TOTAL	155

Reports to Security Holders

We are required to file reports with the SEC under section 13(a) of the Securities Act.  The reports will be filed electronically.  You may read copies of any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet site that will contain copies of the reports we file electronically.  The address for the SEC Internet site is http://www.sec.gov.

RISK FACTORS

AN INVESTMENT IN OUR COMMON STOCK IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN EVALUATING OUR BUSINESS BEFORE PURCHASING ANY OF OUR SHARES OF COMMON STOCK. NO PURCHASE OF OUR COMMON STOCK SHOULD BE MADE BY ANY PERSON WHO IS NOT IN A POSITION TO LOSE THE ENTIRE AMOUNT OF HIS INVESTMENT. THE ORDER OF THE FOLLOWING RISK FACTORS IS PRESENTED ARBITRARILY. YOU SHOULD NOT CONCLUDE THE SIGNIFICANCE OF A RISK FACTOR BECAUSE OF THE ORDER OF PRESENTATION.  OUR BUSINESS AND OPERATIONS COULD BE SERIOUSLY HARMED AS A RESULT OF THESE RISKS.

Risks Relating to Our Business

We face and may continue to face substantial competition

We are a natural herbs producer, and medical products distributor.  Although we believe we do not have direct competitors who possess operations similar to ours, competition from other operators in each of our business segments may be intense.  In particular, in our sales and distribution business, we face and expect to face significant competition from existing competitors as well as new entrants.  Amongst the different locations we operate in, those in the southeastern parts of China may be particularly competitive. There may be new competitors that have better technical expertise, better pricing, larger clientele, larger teams and greater financial, technical, marketing and other resources than we do, and are in a better position to develop and expand their market share. If we fail to compete successfully, our business, financial condition and operating results may be materially adversely affected.

We do not own the land where our plantations are located, and there are risks associated with our leasing and use of such land

We do not own the land on which our plantations are located. The land is either state-owned or collectively owned by farmers of the surrounding villages and is leased to us either by local governments or by various villagers’ committees.  There are legal risks associated with the registration system for agricultural land use rights in China. In comparison with land in urban areas in China, the procedures and practices for issuing land use rights certificates for agricultural land in rural areas are not fully established, thereby creating uncertainties relating to evidence of title of the land use rights and their assignments. Although the Bureau of State Land Resource in Yuexi Municipal Government and Qianshan Municipal Government have each issued a letter to verify the title of our leased land and the authority of relevant village committees to enter into the lease agreements with us, our PRC Legal Adviser has advised us that such letters may not serve as conclusive evidence of the title and there is no means of conclusively determining the ownership and actual size of the agricultural land we leased for our plantation. In addition, as formal land surveys have not been conducted on the agricultural land, we are unable to determine if our plantation has kept to the geographical boundaries of the parcels of agricultural land leased to us. In the event that we are found to have exceeded the geographical boundaries, claims may be brought against us for trespass. The absence of well developed procedures and practice to evidence title to agricultural land and the absence of formal land surveys demarking geographical boundaries expose us to potential trespass claims, and other legal risks, which, if eventuated, will impact on our operations and financial results.

Our profitability may be affected if we fail to keep up with technological advancements in farming techniques

We believe that the pharmaceutical industry is characterized by rapid changes in technology in terms of farming techniques for herbs. Future technological improvements and continual product development in the pharmaceutical market in the PRC may affect our competitiveness. Therefore, our future success will largely depend on our ability to improve the efficacy of our existing farming techniques, and diversify our product range to meet the requirements of the changing market in the PRC. Should we fail to respond to these frequent technological advances by improving our existing products or developing new products in a timely manner or should such products fail to achieve a desirable level of market acceptance, there may be an adverse impact on our business and profitability.

We do not have product liability insurance

All of our products are currently sold in the PRC. We have not obtained any insurance against liability for any proprietary or third party pharmaceutical products sold or distributed by us as this is not a statutory requirement under current PRC laws and regulations and, to our knowledge, such product liability insurance is not typically available in China.  Under the Product Quality Law of the PRC, if a defective product causes property damage or personal injury, the manufacturers and vendors of the product are liable for the property damage or the personal injuries.  In addition, under the Law of the Protection of the Consumer’s Rights and Interests, the relevant administration for industry and commerce is authorised to impose penalties on manufacturers and vendors for such product liability. At present, all business entities must observe and comply with the Law of the Protection of the Consumer’s Rights and Interests in providing goods and/or consumer services. We may face claims of product liability from consumers of proprietary and third party pharmaceutical products, arising from the alleged harmful effects of consumption or use of our products. Although third-party manufacturers have agreed to indemnify us in relation to all losses arising or in connection with the sale of their products, any actions taken by consumers against us may jeopardize the image of our company which may in turn adversely affect our sales. We may be required to pay considerable compensation in claims related to alleged harmful effects of use of our proprietary products. Even if we are able to successfully defend such claims, there is no assurance that end-users will not lose confidence in our products, thereby adversely affecting our business and reputation. Further, we may have to incur significant expenses, time and effort in defending such claims. Should any product liability claims be made against us, there would be an adverse impact on our business, financial and operating results and reputation.

Changes in governmental regulations in the PRC could adversely affect our business

At the present time, all of sales are made in the PRC and we do not currently have any plans to qualify our products for sale outside China. As such, we are especially vulnerable to changes in PRC governmental regulations regarding the pharmaceutical industry.  In particular, in an effort to meet the challenges of globalization and further improve the standards of quality and safety, the Chinese government may update or enhance its current polices and regulations governing manufacture and distribution of pharmaceutical products. If the existing policies and regulations are changed, or heightened requirements are established, our business could be adversely affected. There is no assurance that such changes will not adversely affect our financial performance and profitability.

We May Not Be Able to maintain the certificates, permits and business licenses needed to carry on our business operations.

To carry out pharmaceutical business in the PRC, pharmaceutical manufacturing and trading enterprises are required to obtain certain certificates, permits and business licences from the SFDA and the local Bureau of Industry and Commerce. These certificates, permits and business licences are subject to periodic renewal and reassessment by the relevant PRC governmental authorities and the standards of compliance required in relation thereto may be changed from time to time. If we fail to meet certain standards imposed by the SFDA or other governmental agencies during their checks on our products and facilities, our certificates, permits and business licences may be suspended or revoked. Suspension, revocation or non-renewal of the certificates, permits and business licences which we require to operate our business will have a material adverse impact on our business, financial and operating results.

In our effort to expand, we may be unable to meet our future funding requirements and may require additional funding, which may not be available to us

As part of our business strategy to expand and grow our business, it is anticipated that we may need to raise additional funds. If we require additional funding, we may have to raise capital by issuing equity or debt securities or by borrowing funds from banks or other sources. There is no assurance that any additional financing we may need, will be available on terms favourable to us, or at all.  Furthermore, if we need additional capital and cannot raise it on acceptable terms, we may not be able to fully realize our expansion plans or respond to competitive pressures or unanticipated requirements, in which case, our business, financial and operating results would suffer.

Our plantations rely on local farmers who we do not source or employ directly

Most of the cultivation work for our natural herbs is performed by hand and local farmers have been the main source of labor. We do not source or employ these farmers directly. Instead, the farmers are recruited and employed by the local Villagers' Committees that assign them to work on our plantations. Further, most of our plantations are located in high altitude which may be relatively difficult to access.  A shortage of suitable laborers or the availability of them at commercially acceptable costs may adversely affect our ability to harvest our natural herbs which would adversely affect our operations and financial results.

Our plantation may be affected by natural disasters and extreme changes in weather

Our natural herbs plantation is located in the Yuexi County, Anhui Province, PRC, with most of them located in high altitude. We generally sow the seeds for our natural herbs in the spring and harvest them in autumn. Although no natural disaster having material adverse effect has occurred to our natural herbs plantation so far, any extreme weather changes such as flood or drought or natural disasters such as soil erosion or earthquake may adversely affect our plantation.

Unexpected changes in political, economic and social conditions in the PRC or changes in expected demand for our pharmaceutical products may adversely affect the Company’s ability to market its products.

Unexpected changes in political or social conditions in China, changes to the Chinese economy or the introduction of new or different products that are found to be superior in quality or more innovative than our current products would adversely affect our revenues and profitability.

Our success is dependent on retaining key personnel who would be difficult to replace.

Our success depends largely on the continued services of our key management.  In particular, our success depends on the continued efforts of XueXiang AI, our Chief Executive Officer.  XueXiang AI has been instrumental in developing our business model and is crucial for our business development. There can be no assurance that XueXiang AI will continue in his present capacities for any particular period of time.  The loss of the services of XueXiang AI could materially and adversely affect our business development.  This could force us to curtail or cease our business operations.

Risks Relating to Our Common Stock

There is not currently a public market for our shares and there is no assurance that a public market will develop in the future.

There currently is no public market for our shares, and no assurance can be given that a market will develop in the future. While we intend to file a registration statement with the Securities and Exchange Commission under the Securities Act of 1933, and take other necessary steps in the process of seeking to have our shares approved for trading on the Over-the-Counter Bulletin Board or another US securities exchange, there is no assurance that a public trading market for our shares will be created. Even in the event that our shares are approved for public trading, there is no assurance that an active market will develop. The trading price of our shares may be highly volatile and trading volume may be sporadic.

Following the Share Exchange, the Company’s directors and executive officers beneficially own a majority of the Company’s outstanding common stock, which gives them control over certain major decisions on which the Company’s stockholders may vote, which may discourage an acquisition of the Company.

Following completion of the share exchange transaction, the Company’s officers and directors own, in the aggregate, approximately 59.22% of the Company’s outstanding common stock. The interests of the officers and directors may differ from the interests of other stockholders.  As a result, the officers and directors will have the right and ability to control virtually all corporate actions requiring stockholder approval, irrespective of how the Company’s other stockholders may vote, including the following actions:

•

Electing or defeating the election of directors;

•

Amending or preventing amendment of the Company’s Certificate of Incorporation or By-laws;

•

Effecting or preventing a merger, sale of assets or other corporate transaction; and

•

Controlling the outcome of any other matter submitted to the stockholders for vote.

The stock ownership of the Company’s officers and directors may discourage a potential acquirer from seeking to acquire shares of the Company’s common stock or otherwise attempting to obtain control of the Company, which in turn could reduce the Company’s stock price or prevent the Company’s stockholders from realizing a premium over the Company’s stock price.

Risks Relating to Doing Business in the PRC

All of our assets are located in the PRC and all of our revenues are derived from our operations in the PRC.  Accordingly, our business, financial condition, results of operations, and prospects are subject, to a significant extent, to economic, political and legal developments in the PRC.

The PRC’s economic, political and social conditions, as well as governmental policies, could affect the financial markets in the PRC, our liquidity and access to capital, and our ability to operate our business.

Our financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations that are applicable to us.  The PRC economy differs from the economies of most developed countries in many respects, including the amount of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. While the PRC economy has experienced significant growth, growth has been uneven, both geographically and among various sectors of the economy.  The PRC government has implemented various measures to encourage economic growth and to guide the allocation of resources.  The PRC economy has been transitioning from a planned economy to a more market-oriented economy.  Although the PRC government has implemented measures since the late 1970s emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC are still owned by the PRC government.  In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over its economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.  Since late 2003, the PRC government has implemented a number of measures, such as raising bank reserves against deposit rates to place additional limitations on the ability of commercial banks to make loans and raise interest rates, in order to slow down specific segments of the PRC’s economy.  These actions, as well as future actions and policies of the PRC government, could materially affect our liquidity and access to capital and our ability to operate our business.

The PRC legal system embodies uncertainties which could limit the legal protections available to us.

The PRC legal system is a civil law system based on written statutes.  Unlike common law systems, it is a system in which decided legal cases have little precedential value.  In 1979, the PRC government began to promulgate a comprehensive system of laws and regulations governing economic matters in general.  The overall effect of legislation has been significantly enhanced protections afforded to various forms of foreign investment in the PRC.  However, these laws, regulations and legal requirements change frequently, and their interpretation and enforcement involve uncertainties.  For example, we may have to resort to administrative and court proceedings to enforce the legal protection that we enjoy either by law or contract.  However, because PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy than in more developed legal systems. In addition, such uncertainties, including the inability to enforce our contracts, could materially and adversely affect our business and operation.  Also, intellectual property rights and confidentiality protections in the PRC may not be as effective as in the United States or other countries. Accordingly, we cannot predict the effect of future developments in the PRC legal system, particularly with regard to the medical industry, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws.  These uncertainties could limit the legal protections available to us.

The fluctuation of the Renminbi may harm your investment.

The value of the Renminbi against the U.S. dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC's political and economic conditions. As we rely entirely on revenues earned in the PRC, any significant revaluation of the Renminbi may materially and adversely affect our cash flows, revenues and financial condition. For example, to the extent that we receive US dollars from an offering of our securities and thereafter seek to convert those dollars into Renminbi in order to use them for our operations, appreciation of the Renminbi against the U.S. dollar would diminish the value of the proceeds of the offering and this could harm our business, financial condition and results of operations. Conversely, if we decide to convert our Renminbi into U.S. dollars for the purpose of making payments for dividends on our common shares or for other business purposes and the U.S. dollar appreciates against the Renminbi, the U.S. dollar equivalent of the Renminbi we convert would be reduced. In addition, the depreciation of significant U.S. dollar denominated assets could result in a charge to our income statement and a reduction in the value of these assets.   Since 2005, the PRC government has permitted the Renminbi to fluctuate within a narrow and managed band against a basket of certain foreign currencies. This change in policy has resulted in significant appreciation of the Renminbi against the U.S. dollar. While the international reaction to the Renminbi revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further and more significant appreciation of the Renminbi against the U.S. dollar.

Because our assets are located outside of the United States and all of our directors and officers reside outside the United States, it may be difficult for you to enforce your rights based on U.S. Federal

Securities Laws against us and our officers and some directors in the U.S. or to enforce a U.S. court judgment against us or them in the PRC.

All of our directors and officers reside outside the United States. In addition, our operating subsidiaries, are located in the PRC and substantially all of their assets are located outside of the United States. It may therefore be difficult for investors in the United States to enforce their legal rights based on the civil liability provisions of the U.S. Federal securities laws against us in the courts of either the U.S. or the PRC and, even if civil judgments are obtained in U.S. courts, to enforce such judgments in PRC courts. Further, it is unclear if extradition treaties now in effect between the United States and the PRC would permit effective enforcement against us or our officers and directors of criminal penalties, under the U.S. Federal securities laws or otherwise.

FINANCIAL INFORMATION

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Company Overview

The Registrant was incorporated in the state of Nevada on September 13, 2007, as Tiger Acquisitions, Inc.  On February 20, 2009, pursuant to the terms of the Agreement for Share Exchange discussed in item 2.01 above, the Registrant acquired Rolling Rhine, and its wholly-owned subsidiaries, China Zhongxi and Anqing Zhongxi.  This transaction was accounted for as a “reverse merger” with Rolling Rhine deemed to be the accounting acquirer and the Registrant as the legal acquirer.  Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Rolling Rhine’s operating subsidiary, Anqing Zhongxi, recorded at the historical cost basis of Anqing Zhongxi.  After completion of the Share Exchange, the Registrant’s consolidated financial statements will include the assets and liabilities of both the Registrant and Anqing Zhongxi, the historical operations of Anqing Zhongxi and the operations of the Registrant and its subsidiaries from the closing date of the Share Exchange.

Results of Operation

The following discussion and analysis provides information that we believe is relevant to an assessment and understanding of our results of operation and financial condition for the fiscal year ended December 31, 2008 as compared to the fiscal year ended December 31, 2007. The following discussion should be read in conjunction with the Financial Statements and related Notes appearing elsewhere in this Form.

Our financial statements are stated in US Dollars and are prepared in accordance with generally accepted accounting principals of the United States (“GAAP”).

Results of Operation for the Fiscal Year Ended December 31, 2008, Compared to the Fiscal Year Ended December 31, 2007.

Sales

For the fiscal year ended December 31, 2008, sales declined by $9,419,376 or 12.7% from $74,192,198 in fiscal year 2007 to $64,772,822 primarily as a result of a large snow storm in the first quarter causing extensive damage and transportation disruption affecting our sales and purchasing in quarter one and two, and our discontinuation of the distribution of one major product, Duanxieliu tablets since April 2008.

Cost of Sales

Cost of sales for the fiscal year ended December 31, 2008 was $44,779,343 as compared to cost of sales of $51,474,032 for the fiscal 2007. The decrease of $6,694,689 or approximately 13.1% is primarily attributable to lower sales volume for the same period.

Gross Profit

Gross profit for the fiscal year ended December 31, 2008, was $ 19,993,479 as compared to gross profit of $22,718,166 for the fiscal 2007. The decrease of $ 2,724,687 or 12.0%, is primarily attributable to a large snow storm in the first quarter causing extensive damage and transportation disruption affecting our sales and purchasing in the first half of the year and the discontinuation in the distribution of one major product, Duanxieliu tablets in April 2008.

General and Administrative Expenses

For the fiscal year ended December 31, 2008, we had general and administrative expenses of $2,956,047, as compared to general and administrative expenses of $1,455,369 for the fiscal year ended 2007. The increase of $1,500,678 or approximately 103.11% is primarily attributable to increased sales promotional expenses.

Net Income

For the fiscal year ended December 31, 2008, we had net income of $12,818,787, as compared to net income of $14,321,962 for the fiscal year ended 2007. The decrease of $1,503,175 or 10.5% is primarily attributable to a large snow storm in the first quarter causing extensive damage and transportation disruption affecting our sales and purchasing in the first half of the year, the discontinuation in the distribution of one major product, Duanxieliu tablets in April 2008, and lower income taxes payable.

Liquidity and Capital Resources

We anticipate that the existing cash and cash equivalents on hand, together with the net cash flows generated from our business activities will be sufficient to meet our working capital requirements for our current level of operations and to sustain our business operations at the current levels for the next twelve months.

Total Current Assets & Total Assets

As of December 31, 2008, we had current and total assets of $20,081,679 and $20,773,309, respectively, as compared to current and total assets of $56,982,422 and $57,590,985, respectively, as of December 31, 2008.  The decrease in total assets from December 31, 2007 to December 31, 2008, of $36,817,676, or approximately 63.9%, is primarily attributable to the dividends paid out of $47,548,985 as at year end.

Total Current Liabilities

As of December 31, 2008, we had total current liabilities of $8,191,403, as compared to total current liabilities of $12,411,802, as of December 31, 2007.  The decrease in total current liabilities of $4,220,399, or approximately 34.0%, is primarily attributable to the full repayment of outstanding bank loans.

Cash Flow for December 31, 2008 as Compared to December 31, 2007

Operating Activities.

Net cash provided by operating activities was $13,442,514 for the fiscal year ended December 31, 2008, as compared to $15,121,268 for the fiscal year ended December 31, 2007. The decrease of $1,678,754, or approximately 11.01%, was attributable to lower net sales in 2008, as well as to income taxes payable and payment of amounts due to related parties in 2008.

Investing Activities

Net cash from by investing activities was ($202,132) for the fiscal year ended December 31, 2008 as compared to ($8,093) for the fiscal year ended December 31, 2007.

Financing Activities

Net cash from financing activities was ($48,932,268) for the fiscal year ended December 31, 2008 as compared to ($243,676) for the fiscal year ended December 31, 2007.  The decrease in cash provided by financing activities for the year ended December 31, 2008 as compared to the year ended December 31, 2007, was attributable to dividends paid out of $47,548,985 as at year end.

Off Balance Sheet Arrangements

As of February 20, 2009, we do not have any off balance sheet arrangements.

PROPERTIES

Land Leases.  We currently have lease agreement covering approximately 11.8 million sq m of arable land.  This land is used to grow natural herbs.  The land where our plantations are located is owned collectively by all farmers living in the surrounding area. The local Villagers’ Committees and local governments enter into leasing agreements with us on behalf of the farmers who own the land collectively and the leasing term for the land ranges from 5 years to 10 years.

The local Villagers' Committee assigns farmers to work on our plantations and we do not directly employ those farmers. We specify the types of natural herbs to be cultivated and the farmers purchase seeds and provide the labor to carry on all cultivating activities, including seeding, sowing, fertilizing, watering and harvesting. We provide the farmers with technical assistance and training including cultivation know-how and pickling techniques and we also supervise the plantations to ensure the quality of its output. We purchase the natural herbs from the local farmers after they are harvested at a price which reflects their labor and raw material costs.

Office and Warehouse Facilities.   We currently lease one office building and two warehouse buildings which are used for ordinary operations and for storage of goods. The address of these facilities is No. 2 Jin 9 Road, Wei 2 Middle Road, 1.3 Development Park, Anqing City, Anhui Province, PRC.

The building is approximately 2,080 square meters and the two warehouse buildings are a total of approximately 4,210 square meters.

The lease term for these facilities is October 1, 2008 through July 31, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 20, 2009, following completion of the share exchange transaction, the ownership of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock, by each executive officer and director of the Registrant, and by all of all executive officers and directors of the Registrant as a group. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class

Common	Mr. Chi Kwong WAN (1) Room 3, 21/F., Far East Consortium Building,121 Des Voeux Road Central, HK	34,237,146	47.94%
Common	Eastern Wealthy International Invest Limited (2) Sea Meadow House, Blackburne Highway (P.O. Box 116), Road Town, Tortola, British Virgin Islands	8,055,799	11.28%
Common	Always Host International Development Limited (3) Sea Meadow House, Blackburne Highway (P.O. Box 116), Road Town, Tortola, British Virgin Islands	4,027,899	5.64%
Common	Siang Meng TAN Room 3, 21/F., Far East Consortium Building,121 Des Voeux Road Central, HK	4,699,217	6.58%
Common	Wei Seng KONG Room 3, 21/F., Far East Consortium Building,121 Des Voeux Road Central, HK	4,699,217	6.58%
Common	Choon Giok LOW Apt Blk 516, Jurong West Street 52 #03-79, Singapore, 640516	4,699,217	6.58%
Common	XueXiang AI (1) Block 1, Room 502, Zhuang Yuan Fu Street, Ying Jiang District, Anqing City, Anhui Province. PRC.	8,055,799 (4)	11.28%
Common	Tuck Wing PANG (1) 334 Kang Ching Road, #08-250 Singapore 610334	0	0
Common	All Directors and Executive Officers as a Group ( 3 in number)	42,292,945	59.22%

(1)

The person listed is currently an officer, a director, or both, of the Company.

(2)

Eastern Wealthy International Invest Limited is owned by XueXiang AI.  Accordingly, he may be deemed to be the beneficial owner of the shares held in the name of Eastern Wealthy International Invest Limited.

(3)

Always Host International Development Limited is owned by Mr. XiaoGao XU and Mr. XianQian XU

(4)

Includes 8,055,799 shares held in the name of Eastern Wealthy International Invest Limited, of which Mr. Ai may be deemed to be the beneficial owner.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The respective positions and ages of the directors and executive officers of the Registrant as of February 20, 2009, are shown in the following tables.  Each director of the Registrant has been elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified.  Vacancies in the existing Board of Directors of the Registrant are filled by majority vote of the remaining Directors.  There are no agreements or understandings for any officer or director to resign at the request of another person, and no officer or director is acting on behalf of or will act at the direction of any other person.

Name	Age	Position Held and Tenure
Chi Kwong WAN	48	Chairman
XueXiang AI	47	CEO
Tuck Wing PANG	43	CFO

Biographical Information

Mr. Chi Kwong Wan is the Chairman of the Board of Directors.  Mr. Wan has been affiliated with Anqing Zhongxi since 2003. From 2003 to 2005 he was a business advisor to the company, and in 2005, following a change in the law of the PRC to permit foreign ownership of pharmaceutical companies, he acquired all of the equity ownership of Anqing Zhongxi. From 1995 to 2003, he was the general manager of China C&C Holdings Limited and was responsible for the management of chemical material import and export activities in the PRC.  From 1993 to 1994, he worked with Hingsky Investment Co., Ltd as a manager and was responsible for the purchase and sales of chemical materials.

Mr. XueXiang Ai is the Chief Executive Officer and is a member of the Board of Directors. He joined Anqing Pharmaceutical in 2001 and has served as its the President and General Manager responsible for overall management and operations. From 2000 to 2001 he was a manager of Anqing Medical Co, Ltd., where he was responsible for marketing and sales.  From 1992 to 1998, he worked with Zhengxing Pharmaceutical Department of Anqing City Biochemistry Pharmaceutical as the manager in respect of marketing and sales activities.  From 1985 to 1991, Mr Ai worked with Shihua Xiangming Construction Material Co as a product purchaser.

Mr. Tuck Wing Pang is the Chief Financial Officer and is a member of the Board of Directors. Mr. Pang is responsible for corporate governance and corporate communications with external parties and regulatory bodies with regarding to the group’s financial matters.  Prior to joining the Company, Mr. Pang was the key finance personnel for several leading companies in Singapore like RGM Entertainment, Savi Technology Asia, and Asia Food & Properties.  From 2002 to 2004 he was President and Chief Financial Officer of WinEdge & Wireless Pte Ltd.  He is Fellow Certified Public Accountant of Singapore and a member of Mensa, Mr Pang graduated from the National University of Singapore, with a Masters in Business Administration (UK).

Family Relationships

There is no family relationship between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our officers, directors, promoters or control persons has been involved in the past five (5) years in any of the following:

(1)

Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)

Any conviction in a criminal proceedings or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4)

Being found by a court of competent jurisdiction (in a civil action), the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities laws or commodities law, and the judgment has not been reversed, suspended, or vacated.

Directorships

None of the Registrant’s executive officers or directors is a director of any company with a class of equity securities registered pursuant to Section 12 of the Securities exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Registrant’s officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission.  Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Registrant with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, the Registrant believes that, during the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

Code of Ethics

The Registrant has not yet adopted a code of ethics.  The Registrant intends to adopt a code of ethics in the near future.

EXECUTIVE COMPENSATION

Executive Compensation

The following table sets forth executive compensation for fiscal years ended 2007 and 2006.

Summary Compensation Table

Change in
Pension
						Non-Equity	Value and
						Incentive	Non-qualified
				Stock	Option	Plan	Compensation	All other
Name and		Salary	Bonus	Award(s)	Award(s)	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	(#)	($)	($)	($)
Chi Kwong WAN/ Chairman	2006/ 2007	60,000/ 72,000	10,000/ 12,000	Nil/ Nil	Nil/ Nil	Nil/ Nil	Nil/ Nil	Nil/ Nil	70,000/ 84,000
XueXiang AI / Chief Executive Officer	2006/ 2007	48,000/ 57,600	8,000/ 9,600	Nil/ Nil	Nil/ Nil	Nil/ Nil	Nil/ Nil	Nil/ Nil	56,000/ 67,200
Tuck Wing PANG / Finance Director	2006/ 2007	42,000/ 50,400	7,000/ 8,400	Nil/ Nil	Nil/ Nil	Nil/ Nil	Nil/ Nil	Nil/ Nil	49,000/ 58,800

Employment Agreements

The Registrant has entered into employment agreements with its executive officers.  The following discussion identifies and summarizes the employment agreements between the Registrant and its executive officers and directors:

Name and Principal Position	Agreement Period	Salary ($)	Note
Chi Kwong WAN/ Chairman	January 1, 2006 – December 31, 2007	$ 5,000/ month for year 2006 $ 6,000/ month for year 2007	The Salary will increase 20% annually and the Annual Bonus will be two months salary
XueXiang AI / Chief Executive Officer	January 1, 2006 – December 31, 2007	$ 4,000/ month for year 2006 $ 4,800/ month for year 2007	The Salary will increase 20% annually and the Annual Bonus will be two months salary
Tuck Wing PANG / Chief Financial Officer	January 1, 2006 – December 31, 2007	$ 3,500/ month for year 2006 $4,200/ month for year 2007	The Salary will increase 20% annually and the Annual Bonus will be two months salary

Subsidiary Employment Agreements

The Registrant’s subsidiary Anqing Zhongxi has entered into employment agreements with its executive officers.  The following discussion identifies and summarizes the employment agreements Anqing Zhongxi has entered into with its executive officers and directors:

Stock Option Plans

No member of Registrant’s management has been granted any stock option or stock appreciation right.

Director Compensation

The Registrant’s directors are not paid any salary as compensation for services they provide as directors of the Registrant. Except as identified in the chart below, no additional amounts are payable to the Registrant's directors for committee participation or special assignments.

The following table sets forth the compensation of our directors for the fiscal year ended December 31, 2007

Fees
	Earned			Non-Equity
	And			Incentive	Non-qualified
	Paid in	Stock	Option	Plan	Compensation	All other
Name and	Cash	Award(s)	Award(s)	Compensation	Earnings	Compensation	Total
Chi Kwong WAN	Nil	Nil	Nil	Nil	Nil	Nil	Nil
XueXiang AI	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Tuck Wing PANG	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Director Agreements

The Registrant has not entered into agreements with its directors.  The following discussion identifies and summarizes the director’s agreements the Registrant has entered into with its directors:

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

There were no material transactions, or series of similar transactions, during our Company’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which our Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the small business issuer’s total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

Director Independence

The NASDAQ Stock Market has instituted director independence guidelines that have been adopted by the Securities & Exchange Commission.  These guidelines provide that a director is deemed “independent” only if the board of directors affirmatively determines that the director has no relationship with the company which, in the board’s opinion, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.  Significant stock ownership will not, by itself, preclude a board finding of independence.

For NASDAQ Stock Market listed companies, the director independence rules list six types of disqualifying relationships that preclude an independence filing.  The Company’s board of directors may not find independent a director who:

1.

is an employee of the company or any parent or subsidiary of the company;

2.

accepts, or who has a family member who accepts, more than $60,000 per year in payments from the company or any parent or subsidiary of the company other than (a) payments from board or committee services; (b) payments arising solely from investments in the company’s securities; (c) compensation paid to a family member who is a non-executive employee of the company’ (d) benefits under a tax qualified retirement plan or non-discretionary compensation; or (e) loans to directors and executive officers permitted under Section 13(k) of the Exchange Act;

3.

is a family member of an individual who is employed as an executive officer by the company or any parent or subsidiary of the company;

4.

is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (a) payments arising solely from investments in the company’s securities or (b) payments under non-discretionary charitable contribution matching programs;

5.

is employed, or who has a family member who is employed, as an executive officer of another company whose compensation committee includes any executive officer of the listed company; or

6.

is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit.

Based upon the foregoing criteria, our Board of Directors has determined that XueXiang AI is not an independent director under these rules as he is also employed by the Registrant as its CEO.

LEGAL PROCEEDINGS

The Registrant is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated. No director, officer or affiliate of the Registrant, and no owner of record or beneficial owner of more than 5.0% of the securities of the Registrant, or any associate of any such director, officer or security holder is a party adverse to the Registrant or has a material interest adverse to the Registrant in reference to pending litigation.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information The Company's Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its stock since its inception and through the date of this filing.

Holders As of February 20, 2009, there were 71,416,660 shares of common stock issued and outstanding and approximately 50 shareholders of record.

Dividends The Registrant has not declared or paid any cash dividends on its common stock during the period ended December 31, 2007 or in any prior period.  There are no restrictions on the common stock that limit our ability of us to pay dividends if declared by the Board of Directors.  The holders of common stock are entitled to receive dividends when and if declared by the Board of Directors, out of funds legally available therefore and to share pro-rata in any distribution to the stockholders. Generally, the Registrant is not able to pay dividends if after payment of the dividends, it would be unable to pay its liabilities as they become due or if the value of the Registrant’s assets, after payment of the liabilities, is less than the aggregate of the Registrant’s liabilities and stated capital of all classes

RECENT SALES OF UNREGISTERED SECURITIES

On February 20, 2009, pursuant to the closing of the Agreement for Share Exchange dated January 20, 2009, by and between the Registrant, Rolling Rhine and the Shareholders of Rolling Rhine, the Registrant issued 67,131,660 shares of common stock.  As set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, in return for the issuance of 67,131,660 shares of its common stock, the Registrant received all of the issued and outstanding common stock of Rolling Rhine, thereby making Rolling Rhine and its wholly-owned subsidiaries China Zhongxi and Anqing Zhongxi, wholly-owned subsidiaries of the Registrant.  For the above share issuances the shares were not registered under the Securities Act in reliance upon the exemption from registration provided in Regulation S of the Securities Act. No underwriters were used, nor were any brokerage commissions paid in connection with the above share issuances.

Prior to issuance of the shares in the share exchange transaction described above, the Registrant had a total of 4,285,000 shares of its common stock issued and outstanding.  Disclosures regarding the issuance of such shares were included in the Registrant’s registration statement on Form 10 under the Securities Exchange Act of 1934, filed on May 1, 2008.

DESCRIPTION OF SECURITIES

The Registrant is authorized to issue a total of 170,000,000 shares of capital stock of which 150,000,000 shares are common stock with a par value of $0.001 per share, and 20,000,000 shares are preferred stock with a par value of $0.001 per share.  Prior to the closing of the share exchange on February 20, 2009, there were 4,285,000 shares of common stock and no shares of preferred stock issued and outstanding.  Subsequent to the closing of the share exchange on February 20, 2009, there were 71,416,660 shares of common stock issued and outstanding.

Common Stock

The holders of common stock are entitled to one vote per share. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds.  However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution. The holders of common stock have no preemptive, subscription, redemption or conversion rights.  The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

As permitted by Nevada law, the Registrant’s Bylaws provide that the Registrant shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Additionally, as permitted by Nevada law, the Registrant’s Bylaws also provide that the Registrant shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

We have had no changes in or disagreements with our accountants required to be disclosed pursuant to Item 304 of Regulation S-K.

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Exchange Agreement, in conjunction with the closing of the Share Exchange on February 20, 2009, Chi Kwong WAN was appointed as a director of the Registrant, and Jay Lutsky resigned as chief executive officer and chief financial officer of the Registrant.  In addition, XueXiang AI was appointed as Chief Executive Officer of the Registrant, and Tuck Wing PANG was appointed as the Chief Financial Officer of the Registrant. Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.06 – CHANGE IN SHELL COMPANY STATUS

See Item 2.01 above relating to the share exchange with Rolling Rhine. As a result of the share exchange, the Registrant ceased to be a shell company.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the reverse merger with Rolling Rhine as described in Item 2.01. As a result of the merger, the Registrant has acquired a subsidiary that possesses an operating business. Consequently, the Registrant believes that the reverse merger has caused it to cease to be a shell company. For information about the merger transactions, please see the information set forth above under Item 2.01 of this Current Report on Form 8-K, which information is incorporated hereunder by this reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

 In accordance with Item 9.01(a), the audited consolidated financial statements of Rolling Rhine Holdings, Ltd., for the fiscal years ended December 31, 2008 and 2007, are filed in this Current Report on Form 8-K/A as Exhibit 99.1.4.

(b)

Pro Forma Financial Information.

In accordance with Item 9.01(b), pro forma consolidated financial statements of the Registrant and Rolling Rhine Holdings, Ltd., as of the fiscal years ended December 31, 2008 and 2007 are filed in this Current Report on Form 8-K/A as Exhibit 99.2.1.

(d)

Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No. Description
2.1

Share Exchange Agreement dated January 20, 2009, by and between Tiger Acquisitions, Inc., Rolling Rhine Holdings, Ltd., and the shareholders of Rolling Rhine Holdings, Ltd, incorporated by reference from exhibit to Current Report on Form 8K filed with the Securities and Exchange Commission on February 20, 2009.

3.1(i)

Original Articles of Incorporation filed with the State of Nevada on September 13, 2007, incorporated by reference from exhibit to Form 10 filed with the Securities and Exchange Commission on May 1, 2008.

3.1(ii)	Bylaws incorporated by reference from exhibit to Form 10 filed with the Securities and Exchange Commission on May 1, 2008.
21.1	List of subsidiaries of the Registrant incorporated by reference from exhibit to Current Report on Form 8K filed with the Securities and Exchange Commission on February 20, 2009.
99.1.4	Audited consolidated financial statements of Rolling Rhine Holdings, Ltd., for the fiscal years ended December 31, 2008 and 2007 filed herewith
99.2.1	Pro forma consolidated financial statements of the Registrant and Rolling Rhine Holdings, Ltd., as of the fiscal years ended December 31, 2008 and 2007 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Tiger Acquisitions, Inc. (Registrant)

Date: April 23, 2009	/s/ Tuck Wing Pang, Chief Financial Officer